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                                   EXHIBIT 23

                         Consent of Independent Auditors
                            ------------------------

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-44044) of our report dated June 5, 1998, included in the Annual Report of the Westinghouse de Puerto Rico, Inc. Retirement Savings Plan on Form 11-K for the year ended December 31, 1997.


                                                       /s/ KPMG PEAT MARWICK LLP
                                                           ---------------------
                                                        Pittsburgh, Pennsylvania

                                                                   June 26, 1998